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                                                                     EXHIBIT 10


                              AMENDED AND RESTATED
                           REAL ESTATE MORTGAGE NOTE

Principal Amount                                                 Troy, Michigan
$1,428,000.00

Due Date:  May 20, 1999                               Dated:  November 20, 1998
           October 1, 1999                                        July 27, 1999

          FOR VALUE RECEIVED, the undersigned promises to pay to the order of Crestmark Bank, a Michigan banking corporation, ("Lender") at its offices located at 850 East Long Lake Road, Troy, Michigan 48098 or at such other place as Lender may designate in writing, the principal sum of One Million Four Hundred Twenty Eight Thousand and No/100 ($1,428,000.00) Dollars, plus interest as hereinafter provided, in lawful money of the United States, or such sum as has been advanced, interest thereon and all expenses then outstanding under this Note and the Loan Agreement.

          The unpaid principal balance outstanding from time to time under this Amended and Restated Real Estate Mortgage Note ("Note") shall bear interest on a basis of a year of 360 days for the actual number of days elapsed in a month, at a rate equal to ten percent (10%) per annum (the "Effective Rate").

          The interest hereunder shall be repaid in monthly installments of interest only, commencing on the first day of August, 1999 and continuing on the first day of each calendar month thereafter, until October 1, 1999, when the unpaid principal balance and all accrued interest thereon, if any, shall be due and payable in full, or such earlier date upon which the indebtedness is due and payable as a result of acceleration or otherwise (the earlier of such date being the "Due Date"). The Borrower acknowledges that the monthly payments required hereunder are not amortized and will not amortize the indebtedness evidenced by the maturity hereof, and that the final payment due hereunder at maturity will be a balloon payment of all then outstanding indebtedness. Anything herein contained to the contrary, notwithstanding, all unpaid principal and accrued and unpaid interest shall be due and payable in full on the Due Date above stated.

          The Money Advance and all interest and expenses shall be charged to a loan account in Borrower's name on Lender's books (the "Loan Account"), and Lender shall debit to such account the amount of each loan or advance when made and credit to such account the amount of each repayment hereunder. Lender shall render Borrower from time to time a statement of account setting forth the Borrower's loan balance in said Loan Account which shall be deemed to be correct and accepted by and binding upon Borrower, unless Lender receives a written statement of exceptions within ten (10) Business Days after such statement has been rendered to Borrower. Such statement of account shall be prima facie evidence of the loans and advances owing to Lender by Borrower hereunder, together with interest accrued thereon.

          Any payment made by mail will be deemed tendered and received only upon actual receipt by Lender at the address of Lender designated for such payment whether or not Lender has authorized payment by mail or any other manner. Borrower hereby expressly assumes all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner.

          No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Note shall be deemed to constitute a course of conduct inconsistent with Lender's right at any time, before or after any Event of Default, to demand strict adherence to the terms of this Note.


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          This Note may be prepaid, in full or in part, at anytime without penalty.

          Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or be charged, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by the applicable law as aforesaid, then any and all such excess shall be and the same in hereby waived by the holder, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Lender shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate then permitted to be charged by stipulation in writing between Lender and Borrower, at the option of Lender, shall immediately become due and payable.

          Upon the occurrence of a Default as set forth in the Loan Agreement, the entire unpaid principal balance and all accrued interest and expenses shall, at the sole discretion of Lender, regardless of the Due Date, be immediately due and payable, together with (to the extent permitted under applicable law) the costs, reasonable attorney's fees, and reasonable outside consultants' fee incurred by Lender in collecting or enforcing payment. During any period of a Default as defined in the Loan Agreement, the outstanding principal amount hereof shall bear interest at a rate which is equal to eight (8%) percent per annum greater than the Effective Interest Rate otherwise charged hereunder. If any required installment is not paid when due, then, at the option of Lender, in addition to all other sums due hereunder, a late charge of five cents ($.05) for each dollar of the installment so overdue may be charged to cover the extra expense and other costs incurred in connection with delinquent payments and not as additional interest or a penalty, it being understood and agreed that Lender shall incur additional costs as a result of any late payment, the precise amount of which may be difficult to ascertain.

          Borrower hereby grants to Lender a security interest in any indebtedness or liability of Lender to Borrower, however, evidenced, including a security interest in all of Borrower's deposits, instruments, negotiable documents and chattel paper which at any time are in the possession or control of Lender, as further security for repayment of the Indebtedness of Borrower; and Borrower hereby grants to Lender all rights and privileges afforded a secured party under the Michigan Uniform Commercial Code with respect to any such indebtedness or liability in which lender is hereby granted a security interest.

          All payments hereunder shall, at option of Lender, first be applied against expenses, then accrued interest, and the balance against principal. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an event of default, and at any time thereafter and until the entire amount then due has been paid, Lender shall be entitled to exercise all rights conferred upon it by this Note upon occurrence of default as herein set forth.

          Borrower hereby waives presentment for payment, demand, notice of non-payment, notice of protest and protest of this Note, or diligence in collection or bringing suit. The liability of Borrower hereunder shall be absolute and unconditional, without regard to the liability of any other party hereto.

          This Note is secured by, and executed pursuant to, a Loan Agreement and a Security Agreement each dated November 20, 1998 between Borrower and Lender, as the same may be amended, modified or altered from time to time (herein referred to as the "Loan Documents") and the Collateral, the Premises and Collateral Documents therein described. Reference is hereby made to the Loan Agreement and Collateral Documents for additional terms relating to the transaction giving rise to this Note, defined terms not otherwise defined herein, the security given for this Note and additional terms and conditions under which this Note matures, accelerates, is repaid or may be prepaid.

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          As consideration for Lender agreeing to enter into this Note and extending the maturity date, Borrower will pay Lender a non-refundable extension fee of TWENTY EIGHT THOUSAND AND NO/100 ($28,000) DOLLARS, which fee has been added to the principal amount of this Note.

          This Note amends and restates in it entirety a certain Real Estate Mortgage Note dated November 20, 1998 from Borrower to Lender. This Note does not constitute a novation or extinguishment of the existing indebtedness evidenced by said promissory note and said indebtedness is still outstanding.

          The term "Borrower" shall mean each person executing this Note, each individually and together collectively, and their obligations to Bank shall be joint and several.



                                            "Borrower"

                                            BIG BUCK BREWERY &
                                            STEAKHOUSE, INC., a Michigan
                                            corporation


                                                /s/ William F. Rolinski
                                                ------------------------------
                                            By: WILLIAM F. ROLINSKI
                                                Its:  President